                          REGISTRATION RIGHTS AGREEMENT

        THIS REGISTRATION RIGHTS AGREEMENT is made as of this 1st day of January, 1997, by and between IMC MORTGAGE COMPANY, a Florida corporation (the "Company"), COREWEST BANC, a California corporation ("CoreWest") and RONALD E. STAAKE ("Staake"), TIMOTHY HAYES ("Hayes"), MARK A. BISHOP ("Bishop"), BRIAN M. LEVINE ("Levine"), NORMAND STEEG ("Steeg"), JON MADDOX ("Maddox"), STEVE CURRY ("Curry"), JOHN CUTAJAR ("Cutajar"), and LAURENCE NAIR ("Nair") (Staake, Hayes, Bishop, Levine, Steeg, Maddox and Curry are referred to individually as "Shareholder" and collectively the "Shareholders"; Levine and Bishop are sometimes referred to as "Outside Shareholders;" and Staake, Hayes, Steeg, Maddox, Curry, Cutajar and Nair are sometimes referred to as "Management Shareholders").

                                    RECITALS

        WHEREAS, the Company, CoreWest and the Shareholders are parties to an Agreement and Plan of Reorganization dated January 1, 1997 (the "Acquisition Agreement"), by which the Company has acquired all the stock of CoreWest from the Shareholders pursuant to a reverse subsidiary merger and the Shareholders are receiving fully paid, nonassessable shares of common stock, $.01 par, of the Company (the "Common Stock").

        WHEREAS, as an inducement to the Shareholders, CoreWest and the Company to enter into the Acquisition Agreement, the Shareholders and the Company hereby agree that this Agreement shall govern the rights of the Shareholders to register shares of Common Stock issuable to the Shareholders pursuant to the Acquisition Agreement and the related reverse subsidiary merger.

        NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

1.      Definitions.

               (a) The term "Abbreviated Registration Statement" means a registration statement on Form S-3 or any similar or successor form in which financial statements and other detailed information about the issuer are incorporated by reference from the issuer's periodic reports filed under Securities Exchange Act of 1934.

               (b) The term "Act" means the Securities Act of 1933, as amended, or any successor legislation thereto.

               (c) The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document;






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               (d) The term "Registrable Securities" means the Common Stock issuable or issued to a Shareholder pursuant to the terms of the Acquisition Agreement and the related reverse subsidiary merger.

2.      Registration.

        2.1 Right to Include Registrable Stock on Piggyback Basis. If the Company at any time proposes to register any of its shares of Common Stock under the Act for its own account for sale for cash (other than a registration on Form S-4 or Form S-8, or any successor or similar forms and other than pursuant to Registration of Contingent Payment under Section hereof) (the "Offering"), it will each such time promptly give written notice thereof to the Shareholders. Upon the written request of any Shareholder (the "Requesting Shareholders") made within 20 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Shareholders and the intended method of distribution thereof), subject to the limitations contained in Section 2.4, the Company will use its reasonable good faith efforts to effect the registration under the Act of all Registrable Securities which the Company has been so requested to register by the Requesting Shareholders to the extent necessary to permit the disposition of the Registrable Securities so to be registered in accordance with the intended methods of distribution thereof specified in such request; provided that (i) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any bona fide good faith business reason to terminate or not proceed with the Offering of which the Requesting Shareholder's Registrable Securities are a part, the Company may, at its election, give written notice of such determination to the Requesting Shareholders and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration, and (ii) in case of a determination by the Company to delay registration of its securities, the Company shall be permitted to delay the registration of Registrable Securities for the same period as the delay in registering such other securities.

        2.2 Priority in Piggyback Registrations. If the managing underwriter for a piggyback registration involving an underwritten Offering shall advise the Company in writing that, in its opinion, the number of securities of the Company (including Registrable Securities) requested to be included in such registration by the holders thereof exceeds the number of securities of the Company (the "Sale Number") which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company shall, subject to the requirements of the following sentence, include (i) first, all securities of the Company that the Company proposes to register for its own account; (ii) second, to the extent that the number of securities of the Company to be included by the Company is less than the Sale Number, all Registrable Securities requested to be included by the Shareholders and all other securities of the Company requested to be included by the holders thereof, pro rata based on the relative numbers of securities requested to be included by each.

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        2.3 Limitation on Number of Shares Registered/No Cutback/Demand.
Notwithstanding any provision contained herein to the contrary, each Shareholder may not register more Registrable Securities than set forth below.

               (a) During 1997 and 1998, an Outside Shareholder may not register each calendar year more than 24.9% of the Registrable Securities received by such Shareholder as the "Base Payment" under the Acquisition Agreement; provided that an Outside Shareholder may register in excess of 24.9% (but not more than 49.8%) in 1998 to the extent he was unable to register up to 24.9% of the Registrable Securities received by such Shareholder as the Base Payment under the Acquisition Agreement during an Offering in 1997 (except to the extent such inability resulted from an election by the Outside Shareholder to include less than 24.9% in the notice delivered pursuant to Section 2.1 hereof.

               (b) During 1997 and 1998, if the "Post-Closing CoreWest Business Unit" (as defined in the Acquisition Agreement) is performing at or above its Agreed Plan (as defined in the Acquisition Agreement) each Management Shareholder may not register each calendar year more than 24.9% of the Registrable Securities received by such Management Shareholder as the "Base Payment" under the Acquisition Agreement; provided that such Management Shareholder may register in excess of 24.9% (but not more than 49.8%) in 1998 to the extent he was unable to register up to 24.9% of the Registrable Securities received by such Shareholder as the Base Payment under the Acquisition Agreement during an Offering in 1997 (except to the extent such inability resulted from an election by the Management Shareholder to include less than 24.9% in the notice delivered pursuant to Section 2.1 hereof. For purposes of this Agreement, the Post-Closing CoreWest Business Unit shall be deemed to be performing at or above its Agreed Plan if it has achieved on a rolling 12-month basis (i) 90% or better of its net income and 80% or better of its gross originations; or (ii) 80% or better of its net income and 90% or better of its gross originations.

               (c) During 1997 and 1998, if the Post-Closing CoreWest Business Unit is not performing at or above its Agreed Plan, a Management Shareholder may not register more than 15% of the Registrable Securities received by such Management Shareholder as the "Base Payment" under the Acquisition Agreement.

               (d) To the extent that a Shareholder has the right to register certain Registrable Securities in a piggyback registration under subparagraphs
(a), (b) and (c) above, but does not register the full number of shares available, the Shareholder may assign such unused allotment to another Shareholder by written agreement signed by both the assignor Shareholder and assignee Shareholder, which agreement is delivered to the Company.

               (e) Each Shareholder may notify the Company in writing by January 31, 1997 as to the number of Registrable Securities he desires to have registered during 1997, up to the limits set forth in subparagraphs (a), (b) and
(c), as applicable. To the extent the Company cannot arrange for the registration of such Registrable Securities on a piggyback

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basis pursuant to Sections 2.1 and 2.2 during 1997, the Company shall effect the registration under the Act of such Registrable Securities prior to the end of 1997. Each Shareholder may notify the Company in writing by January 15, 1998 as to the number of Registrable Securities he desires to have registered during 1998, up to the limits set forth in subparagraphs (a), (b) and (c), as applicable. To the extent the Company cannot arrange for the registration of such Registrable Securities on a piggyback basis pursuant to Sections 2.1 and
2.2 during 1998, the Company shall effect the registration under the Act of such Registrable Securities prior to the end of 1998.

        2.4 Registration of Registrable Securities received on "Contingent Payment". The Company will use its reasonable good faith efforts to effect as promptly as practical the registration of all Registrable Securities constituting the Contingent Payment under the Act, provided, however:

               (a) registration may be delayed by the Company until the first to occur of June 30, 1999 or the first registration of shares conducted by the Company in 1999 if the Company believes that such registration of Registrable Securities would require the disclosure of material information that the Company has a bona fide business purpose for preserving as confidential or the disclosure of which would impede the Company's ability to consummate a significant transaction;

               (b) the Company may register less than all the Registrable Securities constituting the Contingent Payment (but not less than 37.5% thereof paid to each Shareholder, at some time during each of 1999 and 2000 [or 75% in the aggregate during both years], which 37.5% allocation can be assigned among the Shareholders by written agreement signed by both transfer Shareholder and transferee Shareholder and delivered to Company) if the Company is advised in writing by its investment banker that, based on market capitalization of the Company's stock and the number of shares constituting the Contingent Payment, registration of such shares would exceed the number of shares it is advisable to register at the time. In the event the Company limits the number of shares registered based upon the written advice of its investment bankers, subject to the limitations set forth in the immediately preceding sentence, the Company shall register any remaining Registrable Securities constituting the Contingent Payment as soon as practical thereafter; and

               (c) any Registrable Securities constituting the Contingent Payment in excess of 37.5% of the total Registrable Securities issued to each Shareholder as the Contingent Payment shall not be sold or otherwise disposed of by the Shareholder without the prior written consent of the Company for six months following registration of such Registrable Securities, provided that the Shareholders may assign among each other their respective rights to sell up to 37.5% of such shares without consent during this period by written agreement signed by both transferor Shareholder and transferee Shareholder and delivered to the Company.

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        2.5 Force Majeure. Notwithstanding anything to the contrary contained in this Agreement, the Company's obligations to register any Registrable Securities shall be suspended or extended as reasonably necessary to protect Company in the event registration cannot be performed due to causes which are outside the control of the Company and could not be avoided by the exercise of due care. For example, if the SEC suspends operation due to a federal budget crisis, the Company shall receive a sufficient extension to permit the SEC to resume operations and process the Company's filings.

        3. Obligations of the Company. Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

               (a) Prepare and file with the SEC a registration statement with respect to such of the Registrable Securities as are set forth in the request, use its reasonable good faith efforts to cause such registration statement to become effective and use its reasonable good faith efforts to keep such registration statement effective for up to one year (nine months in the case of a registration statement that is not an Abbreviated Registration Statement) but not after such securities cease being Registrable Securities.

               (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

               (c) Furnish to the Requesting Shareholders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by such Shareholders.

               (d) Use its best reasonable efforts to register or qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions within the United States as shall be reasonably requested by the Requesting Shareholders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business, subject itself to taxation or to file a general consent to service of process in any such states or jurisdictions.

               (e) In the event the registration statement is used in an underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering, provided that the Requesting Shareholders also have entered into and performed their obligations under such an agreement.

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               (f) Notify the Requesting Shareholders, at any time when a prospectus relating thereto is required to be delivered under the Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

4. Furnish Information. The Company's obligation to cause any registration statement to become effective in connection with distribution of any Registrable Securities pursuant to this Agreement shall be contingent upon each of the Shareholders, with reasonable promptness, furnishing to the Company such information regarding such Shareholder, the Registrable Securities held by such Shareholder, and the intended method of disposition of such securities, as shall be required to effect the registration of the Registrable Securities.

5.      Indemnification.  In the event of any registration under this Agreement:

               (a) To the extent permitted by law, the Company will indemnify and hold harmless the Requesting Shareholders, any underwriter (as defined in the Act) for such Shareholders and each person, if any, who controls such Shareholders or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, or the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, or the 1934 Act or any state securities law, and the Company will pay to the Requesting Shareholders, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 5(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon (1) a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Requesting Shareholders, underwriter or controlling person or (2) a Violation which results from the fact that there was not sent or given to a person who bought Registrable Stock, at or prior to the written confirmation of the sale, a copy of the final

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prospectus, as then amended or supplemented, if the Company had previously furnished copies of such prospectus hereunder and such prospectus corrected the misstatement or omission forming the basis of the Violation.

               (b) To the extent permitted by law, the Requesting Shareholders will indemnify and hold harmless, to the extent of the proceeds received by such Shareholders, the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other shareholder of the Company selling securities in such registration statement and any controlling person of any such underwriter or other shareholder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, or the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or action in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by the Requesting Shareholders expressly for use in connection with such registration; and such Shareholders will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 5(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 5(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Requesting Shareholders, which consent shall not be unreasonably withheld; provided further, that in no event shall any indemnity under this subsection 5(b) exceed the gross proceeds from the Offering (excluding underwriting discounts and commissions) received by the Requesting Shareholders.

               (c) If any third party makes a claim for which an indemnifying party under this Section ("Indemnified Party") seeks indemnity from the indemnifying party ("Indemnitor"), the Indemnified Party shall as soon as practicable notify Indemnitor of the details of the claim ("Claim Notice").

               After receiving a Claim Notice, Indemnitor may elect, by written notice to the Indemnified party, to assume the defense of such claim by using counsel selected by Indemnitor, acting reasonably. If Indemnitor assumes such defense and admits that the claim is subject to the Indemnitor's indemnity obligations, then (i) the claim shall be deemed to be claim indemnified by the Indemnitor; (ii) the Indemnified Party may, at its election, participate in the defense of the claim, but Indemnitor will have no obligation to pay for any defense costs including attorneys' fees of the Indemnified Party after Indemnitor assumes the defense of the claim; and (iii) Indemnitor will have the right, without cost to Indemnified Party, to compromise and settle the claim on any basis believed reasonable, in good faith, by Indemnitor, and Indemnified Party shall be bound thereby, provided that Indemnitor can reasonably demonstrate the financial resources to perform under the terms of the proposed Settlement.


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               After receiving a Claim Notice, if Indemnitor either does not assume the defense thereof, or does so under a reservation of rights without admitting that the claim is subject to the Indemnitor's indemnity obligations, then: (i) the claim shall not be deemed to be a claim indemnified by the Indemnitor and neither party shall have waived any rights to assert that the claim is or is not properly a claim subject to the Indemnitor's indemnity obligations; (ii) both Indemnitor and Indemnified Party may, at their individual election, participate in the defense of such claim but Indemnitor will remain responsible for the costs of defense, including reasonable attorneys' fees of the Indemnified Party should the claim ultimately be determine to be subject to Indemnitor's indemnity obligation; and (iii) the Indemnified Party shall have the right to compromise and settle the claim on any basis believed reasonable, in good faith, by the Indemnified Party, and the Indemnitor will be bound thereby should the claim ultimately be determined to be subject to Indemnitor's indemnity obligation.

               (d) If the indemnification provided for in this Section 5 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

               (e) The obligations of the Company and the Requesting Shareholders under this Section shall survive the completion of any offering of Registrable Securities in a registration statement under this agreement, and otherwise.

6. Expenses of Registration. All expenses incurred in connection with any registration, qualification or compliance pursuant to this Agreement, including, without limitation, all registration, filing and qualification fees, printing expenses, fees and disbursements of counsel for the Company and expenses of any special audits incidental to or required by such registration, qualification or compliance shall be borne by the Company, except that the Company shall not be required to pay underwriters' discounts, commissions, or stock transfer taxes relating to the Registrable Securities or the fees and disbursements of counsel to the Shareholders.


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7. Holdback Agreement. If requested by the Company, the Shareholders agree not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Act, of any Registrable Securities (in each case, other than as part of the offering to which such registration statement relates) within 7 days before or for such time after the effective date of a registration statement filed pursuant to this Agreement for an underwritten offering as is required by the Underwriter in connection with the Offering, provided that the two most senior executives of the Company agree to hold back on the same terms and conditions.

8. Rule 144 Exemption. Company shall reasonably cooperate with Shareholders in the delivery of such representation letters and other certificates as may be reasonably necessary to effectuate sales of Common Stock received by Shareholders pursuant to the Acquisition Agreement under the exemption from registration under the Act provided by Rule 144 or such other exemptions as may be available at that time.

9.      Miscellaneous.

        9.1 Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties; provided that the Shareholders may not assign its rights under this Agreement without the consent of the Company. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto any rights, remedies, obligations, or liabilities under or by reason of this Agreement.

        9.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Florida.

        9.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        9.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

        9.5 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given (i) upon personal delivery to the party to be notified, (ii) on the seventh business day after deposit with the United States Post Office, by registered or certified mail, postage prepaid, (iii) on the next business day after dispatch via nationally recognized overnight courier or (iv) upon confirmation of transmission by facsimile, all addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties. Notices should be provided in accordance with this Section at the following addresses:

                                        9






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If to the Shareholders to:


               Mr. Ronald E. Staake
               10501 Ayres Avenue
               Los Angeles, CA  90064

               Mr. Timothy C. Hayes
               3903 Coral Place
               Calabasas, CA  91302

               Mr. Mark A. Bishop
               7310 Miramar Road, #650
               San Diego, CA  92126

               Mr. Brian M. Levine
               c/o Brentwood
               7310 Miramar Road #650
               San Diego, CA 92126

               Normand M. Steeg
               7906 Cowan Avenue
               Los Angeles, CA  90045

               Steven M. Curry
               10747 Wilshire Blvd. #1368
               Los Angeles, CA  90024

               Jon Maddox
               24376 Patricia Street
               Laguna Hills, CA  92656

               John A. Cutajar
               2708 Darlene Court
               Castro Valley, CA  94546

               Laurence V. Nair
               8623 Disa Alpine Way
               Elk Grove, CA  95624

               CoreWest Banc
               2566 Overland Avenue, Suite 650
               Los Angeles, CA 90024-3902
               ATTN:  Mr. Timothy C. Hayes


                                       10




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If to the Company, to:

        Mr. George Nicholas, Chairman
        IMC Mortgage Company
        c/o Industry Mortgage Corp.
        3450 Buschwood Park Drive, Suite 250
        Tampa, FL 33618
        Facsimile: (813) 935-0227

with a copy to:

        Mitchell W. Legler, Esquire
        Mitchell W. Legler, P.A.
        One Independent Drive, Suite 3104
        Jacksonville, FL 32202
        Facsimile: (904) 791-9333

        9.8 Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

        9.9 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company.

        9.10 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.


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        9.11 Entire Agreement; Amendment; Waiver. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

IMC MORTGAGE COMPANY


By:  /s/ THOMAS G. MIDDLETON                       /s/ RONALD E. STAAKE
    -------------------------------                ----------------------------
     its President                                 RONALD E. STAAKE

Address:                                           /s/ TIMOTHY C. HAYES
3450 Buschwood Park Drive, Suite 250               ----------------------------
Tampa, FL 33618                                    TIMOTHY C. HAYES
Fax:  (813) 935-0227

         "COMPANY"                                 ----------------------------
                                                   MARK A. BISHOP


                                                   ----------------------------
                                                   BRIAN M. LEVINE


                                                   ----------------------------
                                                   NORMAND STEEG


                                                   ----------------------------
                                                   JON MADDOX


                                                   ----------------------------
                                                   STEVEN M. CURRY


                                                   ----------------------------
                                                   JOHN A. CUTAJAR



                                                   ----------------------------
                                                   LAURENCE V. NAIR





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        9.11 Entire Agreement; Amendment; Waiver. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

IMC MORTGAGE COMPANY


By:
    -------------------------------                ----------------------------
     its President                                 RONALD E. STAAKE

Address:
3450 Buschwood Park Drive, Suite 250               ----------------------------
Tampa, FL 33618                                    TIMOTHY C. HAYES
Fax:  (813) 935-0227
                                                   /s/ MARK A. BISHOP
         "COMPANY"                                 ----------------------------
                                                   MARK A. BISHOP

                                                   /s/ BRIAN M. LEVINE
                                                   ----------------------------
                                                   BRIAN M. LEVINE


                                                   ----------------------------
                                                   NORMAND STEEG


                                                   ----------------------------
                                                   JON MADDOX


                                                   ----------------------------
                                                   STEVEN M. CURRY


                                                   ----------------------------
                                                   JOHN A. CUTAJAR



                                                   ----------------------------
                                                   LAURENCE V. NAIR





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